Exhibit 32.2
CERTIFICATION OF CFO PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of APi Group Corporation (the “Company”) for the quarterly period ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Glenn David Jackola, as Executive Vice President and Chief Financial Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 29, 2026	By:	/s/ Glenn David Jackola
	Name:	Glenn David Jackola
	Title:	Executive Vice President and Chief Financial Officer